SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


    Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) January 28, 1998
                                                        ----------------

                                    FNB Corp.
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


 North Carolina                  0-13823            56-1456589
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(State or Other Jurisdiction   (Commission File     (IRS Employer
 of Incorporation)              Number)             Identification No.)


101 Sunset Avenue, Asheboro, North Carolina   27203
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(Address of Principal Executive Offices)     (Zip Code)


       Registrant's Telephone Number, Including Area Code (910) 626-8300
                                                           --------------


                                       N/A
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

         On January 28, 1998, Home Savings Bank of Siler City, Inc., SSB, a North Carolina savings bank ("Home Savings"), notified the Registrant that the Board of Directors of Home Savings had elected to terminate the Agreement and Plan of Reorganization and Merger dated as of June 3, 1997 (the "Merger Agreement") by and among the Registrant, First National Bank and Trust Company, a national bank and wholly owned subsidiary of the Registrant ("First National"), and Home Savings, pursuant to which the Registrant intended to acquire Home Savings by merger of Home Savings with and into First National (the "Merger").

         Pursuant to the Merger Agreement, shareholders of Home Savings were to receive $15.50 per share either in cash or the Registrant's common stock, or a combination thereof. The Merger Agreement was approved by Home Savings' shareholders at a meeting held on December 17, 1997. Conditional approvals of the proposed transaction had been received from the Office of the Comptroller of the Currency and from the Administrator of the North Carolina Savings Institutions Division. The proposed transaction was scheduled to close on January 30, 1998.

         The termination of the Merger Agreement was pursuant to Section 8.2(b)(vi) thereof, which permitted Home Savings to terminate the Merger Agreement if the average Closing Price (as defined in the Merger Agreement) of the Registrant's common stock for the twenty (20) consecutive trading days ending three (3) days prior to the scheduled Closing Date (as defined in the Merger Agreement) was more that $36.50. The average Closing Price of the Registrant's common stock for such period exceeded $45.00 per share.


ITEM 7.  EXHIBITS

         (c)  Exhibits.
              ---------
                  The exhibits to this Form 8-K are listed in the accompanying Index to Exhibits.

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                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             FNB CORP.
                                             (Registrant)



Date: February 2, 1998                      By: /s/ Jerry A. Little
                                                -------------------
                                               Jerry A. Little, Secretary
                                               and Treasurer



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                          INDEX TO EXHIBITS


         The following exhibits are filed as part of this report:


Exhibit No.           Description

2(a) Agreement and Plan of Reorganization and Merger by and among Home Savings Bank of Siler City, Inc., SSB, FNB Corp. and First National Bank and Trust Company dated June 3, 1997 incorporated herein by reference to Exhibit 2(a) the Registrant's Current Report on Form 8-K dated June 3, 1997.


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